Long-term prepayments and other non-current assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2016 CNY (¥)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2015 USD ($)
Long-term receivable	¥ 145,507		¥ 0
Investment in Guazi Convertible Note	0		307,212	$ 47,310
Prepayment for acquisition and investments	0		35,198
Rental deposits	28,119		22,788
Prepayment for purchase of property and equipment	1,734		647,894
Others	48,407		21,491
Total	¥ 223,767	$ 32,257	¥ 1,034,583